INCORPORATED UNDER THE LAWS                             OF THE STATE OF DELAWARE

NUMBER ________________                                 ________________  SHARES


                           ALPINE ENTERTAINMENT, INC.
         Authorized Capital Stock: 120,000,000 Shares - Par Value $.001
100,000,000 Shares Common Stock                20,000,000 Shares Preferred Stock



THIS CERTIFIES THAT___________________________________________ is the registered holder of ____________________________________________ Shares of Preferred Stock
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

The Corporation will furnish at its principal office, without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal hereunto affixed.
     this ___________ day,                        of ______________ A.D. ____


________________________           [seal here]         ______________________
              SECRETARY                                             PRESIDENT





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For value received ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)
________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within certificate and, if required, do hereby irrevocably constitue and appoint _________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation, with full power of substition in the premises.

Dated ___________________________

     In presendce of ______________________________, ___________________________

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.